1 BMO CAPITAL MARKETS 2007 GLOBAL RESOURCES CONFERENCE February 27, 2007 JOSEPH CARRABBA President and Chief Executive Officer LAURIE BRLAS Senior Vice President—CFO and Treasurer Exhibit 99(a)

This presentation includes predictive information that is intended to be made as “forward-looking” within the safe harbor protections of the
Private Securities Litigation Reform Act of 1995.  Although the Company
believes that its forward-looking information is based on reasonable assumptions, such information is subject to risks and uncertainties, which could cause materially different results.  Important factors that could cause actual results to differ materially from those in the forward-looking information are set forth in the Company’s most recent Annual Report and reports on Form 10-K and 10-Q, and news releases filed with the Securities and Exchange Commission.  All reports and news releases are available on
Cliffs’ website www.cleveland-cliffs.com.
FORWARD-LOOKING STATEMENTS

3 TODAY’S AGENDA • Cliffs’ Strategy • Industry Overview – Cliffs’ Customer Base – Our Industry • Cleveland-Cliffs – North America – Asia-Pacific – Latin America • Financials • Summary

4 CLIFFS’ STRATEGY

VISION OF CLIFFS – FOUR STRATEGIC CHANGES
Growth and Diversification
• Revenue Growth
• Product Diversification
• Geographic Growth
Operational Excellence
• Safety
• Technical Competencies
• Operating Efficiencies
Global Execution
• Competencies of the Firm
• Outlook of Personnel
• Global Scalability
Shareholder Returns
• Shareholder Value
• Risk Management
• “Earning the Right to Grow”
Growth and
Diversification
Shareholder
Returns
Global
Execution
Operational
Excellence
Strategy

6 CLIFFS’ STRATEGY • Maintain the Core – North America • Capitalize on Cliffs’ Unique Technological Expertise • Expand Globally and Diversify Products Strategy

0
5
10
15
20
25
1980 1990 2000 2006
Cliffs' Sales
Gross Tons
(millions)
0%
5%
10%
15%
20%
25%
30%
Cliffs'
Market
Share
CLIFFS’ GROWTH IN NORTH AMERICAN
MARKET SHARE
Cliffs’ Pellet Sales Cliffs’ North American Market Share
Strategy

NEW IRON TECHNOLOGY
• Continue to be a global leader and innovator in technological
“know how” to upgrade low-grade iron ores to make high-quality products
– Commercialization of Kobe’s ITmk3 Technology
–
Allows Cliffs to participate in the EAF Market
–
Use the technology to reduce transportation cost in remote
locations
–
Cliffs and Kobe intend to proceed with development of a
commercial-scale plant in North America
Strategy

TARGET MARKETS - OVERVIEW
Attractive
• Insufficient Chinese
production, or
• Geologic oligopoly, or
• Structured oligopoly
Medium Unattractive
• On-demand capacity, or
• Backed-up pipeline, or
• By-product production
Coal – Domestic Thermal Bentonite
Coal - Domestic Metallurgical
Kaolin
Silver
Zeolites
0-3%
Coal – Seaborne Metallurgical* Platinum Group Metals*
Uranium
Nickel
Aggregates
Cobalt
Gold
Lithium
Rare Earths
Talc
Tin
3-5%
Iron Ore
Diamonds
Manganese
Oil Sands**
Bauxite
Coal - Seaborne Thermal
Copper
>5%
Most Promising Tier 2 Tier 3
*Growth of markets served by Australia
**Reduced priority due to lack of entry vehicles
World
Demand
Growth
Supply Dynamics
Strategy

FIRST PRIORITY - IRON ORE
1.
Diversification analysis shows it to be one of the most attractive markets
- Strong demand driven by world growth in steel production
- Geologic shortage of quality ore in China
- Highly concentrated supplier base
2.  Opportunities to acquire smaller assets that do not interest the “Big Three”
3.  Opportunities to partner
- Steel mills seek stability of supply and competitive pricing
- Cliffs is one of the few alternatives to the Big Three
- Cliffs has operational expertise, credibility as partner
4.  However - attractive properties are scarce, and currently high priced
- First priority - but cannot be the only opportunity that will be considered
Target – at least 50% of growth in iron ore
Strategy

TARGET MARKETS: SEABORNE MET. COAL
AND DOMESTIC THERMAL COAL
Good fit with current operations
Historically holds a cost advantage over
natural gas
Stable pricing over the long term
Good fit with Cliffs' operational competencies
Opportunity to serve high-growth emerging
markets from low-risk Australian production
base
Business
Environment
Supply base is continuing to become more
concentrated with currently over 55% market
share for the top-5 players and growing
Industry is concentrated with nearly 50%
market share of top-3 players
Supply
Dynamics
Steady growth of coal-based power generation
Very large market - 12 times the value of the U.S.
iron ore market
Attractive exposure to growing emerging-
market steel production
Steady growth of coal-based power generation
2-5% average annual growth of markets served
by Australia
Demand
Growth
Domestic Thermal Coal (US) Seaborne Met Coal (Australia)
Strategy

12 CLIFFS’ CUSTOMER BASE

13 847 968 1,067 1,130 1,190 1,240 0 200 400 600 800 1,000 1,200 1,400 2000 2003 2004 2005 2006E 2007E GLOBAL STEEL PRODUCTION 5-Year CAGR = 8% Cliffs’ Customer Base Millions of Tonnes (Production)

820
795
780
784
747
720
420
395
350
221
127
283
0
250
500
750
1,000
1,250
2007E 2006E 2005 2004 2003 2000
Rest of World (5-YR CAGR 3%) China (5-YR CAGR 27%)
CHINA’S IMPACT ON
THE WORLD STEEL INDUSTRY
Millions of Tonnes (Production)
847
968
1,067
1,130
1,240
1,190
Cliffs’ Customer Base

15 OUR INDUSTRY

GLOBAL IRON ORE
INDUSTRY PROFILE
• Very few steel producers have vertically integrated into iron ore
• 1.5 billion metric tons of iron ore production capacity
• Limited new discovery of large iron ore deposits
• Pricing is negotiated and set annually among the largest buyers and sellers
– 2007 settlements
• 9.5% increase for lump and fines ore
• 5.3% increase for pellets
• Approximately 80% fines, lump and concentrates
• About 20% pellets (for blast furnaces and direct-reduction plants)
Our Industry

Consumers by Country
IRON ORE PRODUCERS AND CONSUMERS
Producers by Country
2006 World Production: 1,755 million tonnes
Commonwealth of
Independent States 11%
China 32%
North America 6%
India 8%
Other 8%
Australia 17%
Brazil 18%
China 51%
Japan 8%
Middle East &
Africa 3%
North America 5%
South America 5%
Commonwealth of
Independent States 9%
Europe 11%
Other Asia &
Oceania 8%
Our Industry

IRON ORE PRODUCERS AND CONSUMERS
Producers by Company Consumers by Company
Corus 2%
Arcelor Mittal 10%
Other 70%
Thyssenkrupp 2%
US Steel 2%
Nucor 2%
Boasteel 3%
POSCO 3%
JFE 3%
Nippon 3%
BHP 15%
CVRD 35%
Other 19%
Cliffs 1%
LKAB 3%
Kumba 4%
Rio Tinto 23%
Concentration vs Fragmentation
Largest Iron Ore Producers  vs Top 100 Steel Mills
Our Industry

$0
$10
$20
$30
$40
$50
$60
$70
$80
Pellets Lump Fines
GLOBAL IRON ORE
HISTORIC MARKET PRICES
Pellet Prices $DMT Based on Eastern Canadian Pellet Price With 64% Iron Content
Lump and Fines $DMT for Australian Iron Ore Shipments to Japan
Source:  TEX Report, Cleveland-Cliffs
+86%
+5.3%
+19%
+71.5%
-3%
+9.5%
+71.5%
+19%
+9.5%
Our Industry

20 CLIFFS PROFILE

Early 1950s
High-grade ore exhausted in North America; enriching leaner ore becomes a necessity
Late 1990s/Early 2000s
Transitions from primarily mine manager to merchant mining company
Late 1950s
Iron ore pellets become steel industry’s preferred feedstock
2005
Acquires Portman Limited, then Australia’s 3rd-largest iron ore miner
2006
Joseph Carrabba named CEO
Reorganized into business-unit structure
2007
Planned expansions:
Latin America
Diversify into coking coal
CLIFFS’ KEY EVENTS
Cliffs’ Profile

22 CLIFFS STOCK PERFORMANCE Cleveland-Cliffs’ Stock Price: January 1, 2002 – February 1, 2007 (Adjusted for dividends and stock splits) $0 $10 $20 $30 $40 $50 $60

23 CLIFFS’ SALES BY SEGMENT 21% 79% North America Austalia Cliffs’ Profile

0
5
10
15
20
25
30
35
40
45
2001 2002 2003 2004 2005* 2006*
Managed Production Cliffs' Equity Production Cliffs' Sales
*Reflects Cliffs’ Portman ownership as of 3/31/2005, and includes minority interest.  Managed production does not include
Portman’s 50% joint-venture interest in the Cockatoo Island operation.
CLIFFS’ CONSOLIDATED
PRODUCTION AND SALES
(Million Gross Tons)
Cliffs’ Profile

25 CLIFFS’ PROFILE NORTH AMERICA

CLIFFS’ PROFILE
NORTH AMERICA
• Largest supplier of iron ore pellets to the integrated steel industry in North America
• Cliffs led the consolidation of the North American iron ore industry and obtained a larger share of the market
• Virtually 100% of current North American iron ore production is committed to long-term sales agreements
North America

NORTH AMERICAN INTEGRATED STEEL
North America
2001 Market Participants 2006 Market Participants
US Steel 20%
Bethlehem 15%
Other 13%
LTV 11%
National 10%
Stelco 10%
Ispat 6%
Weirton 5%
Algoma
4%
Rouge
3%
Dofasco
3%
Mittal 39%
US Steel 30%
Stelco 10%
AK Steel 7%
Other 7%
Algoma 4%
Severstal 3%

28 4% 11% 15% 24% 46% US Steel Quebec Cartier Mining Company Minorca (Mittal) Cliffs Managed Iron Ore Company of Canada NORTH AMERICAN PELLET PRODUCERS North America

29 CLIFFS’ IRON ORE SHIPPING ROUTES North America

30 CLIFFS’ PROFILE ASIA-PACIFIC

31 CLIFFS ASIA-PACIFIC Asia-Pacific

32 PORTMAN PORT OPERATIONS, ESPERANCE Asia-Pacific

GLOBAL MARKET GROWTH
PORTMAN
• Provided immediate presence in Australia and Asia
• When acquired by Cliffs, Portman Limited was Australia’s
third-largest iron ore producer
• Access to fastest growing steel markets and relationships where
Cliffs’ iron ore competencies can be levered
• Capacity increased from 6 million to 8 million tonnes in 2006
• Portman has 89 million tonnes of proved reserves and an active exploration program
• Production contracted for next three years
• Customers in China (73%) and Japan (27%)
Asia-Pacific

ASIA-PACIFIC MARKET GROWTH
SONOMA COAL PROJECT
• Partnered with QCoal for a 45% interest in the Sonoma Project
• At the northern limit of Queensland’s Bowen Basin coalfields
• Initial production two million tonnes beginning in late 2007
• Production increasing to between three million and four million tonnes in 2008
• JORC Resource estimate of 97 million tonnes
• Moves by rail to the Abbot Point Bulk Coal Terminal for export
• Oversight by Cliffs Asia-Pacific unit in Perth
• Cliffs’ investment ~ $109 million
Asia-Pacific

35 CLIFFS’ PROFILE LATIN AMERICA

• Regional office opened February 1, 2007, in Rio de Janeiro staffed by two ex-pats
• Active business development program evaluating numerous
deposits
• Amapá provides an attractive opportunity in Latin America and, over time, is anticipated to serve as a platform for further expanding Cliffs’ presence in the region
LATIN AMERICA
Latin America

37 AMAPÁ PROJECT • Signed share purchase agreement with MMX Mineração e Metálicos SA for the purchase of 100% of the shares of Centennial Asset Amapá Participações SA Latin America

• Centennial Amapá owns 30% of the Amapá Project, a Brazilian iron ore project on the banks of the Amazon
– Iron ore deposit
– 192-kilometer railway
– 71 hectares of real estate
• Cliffs would purchase 100% of the shares of Centennial Amapá for
$133 million
• Anticipated ~ $275 million in future capital
• Expected to produce 6.5 million tonnes of iron ore concentrate annually once fully operational
• Due diligence ongoing
AMAPÁ PROJECT
Latin America

39 FINANCIALS

40 Financials CLIFFS’ REVENUES (In Billions) $0.8 $1.2 $1.7 $2.0 $0.0 $0.5 $1.0 $1.5 $2.0 2003 2004 2005 2006 3-Year CAGR = 34%

41 Financials CLIFFS’ SALES MARGIN (In Millions) ($9.9) $149.5 $389.0 $435.8 ($50) $50 $150 $250 $350 $450 $550 2003 2004 2005 2006

FINANCIAL RESULTS
Product Sales and Service Revenue
Operating Income
Net Income
EPS (Diluted)
Cash and Marketable Securities
Debt
Book Net Worth
2
Equity Market Cap
2
Full Year Ended:
1
Includes after-tax gain on sale of ISG stock and the reversal of a deferred tax asset valuation allowance totaling $213 million
2
Includes convertible preferred stock
(All figures in millions)
1,740
357
278
4.99
203
Nil
824
2,482
1,988
388
294
5.46
352
Nil
932
2,529
1,203
118
324
5.90
400
Nil
597
1,393
Dec. 2006
2006 2005 2004
Dec. 2005 Dec. 2004
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
At December 31,
1
Financials
1

43 SUMMARY

VISION OF CLIFFS - 2015
Summary
Growth and Diversification
• Revenues doubled
• 50% of revenues from outside of
North America
• Up to 25% of revenues from
outside of iron ore
Operational Excellence
• MSHA frequency rate
below 2.00
• Net savings of $5.00 per
ton of iron ore production
Global Execution Metrics
• Global corporate development,
externally recognized as
Cliffs expertise
• Globally scalable operations
• Significant share of management
from outside United States
Shareholder Returns
• Average annual return of 12%
• Balanced shareholder returns
–Dividends
–Share repurchases
–Capital appreciation
Combined into a vision of a new Cleveland-Cliffs
Growth and
Diversification
Shareholder
Returns
Global
Execution
Operational
Excellence

45 BMO CAPITAL MARKETS 2007 GLOBAL RESOURCES CONFERENCE February 27, 2007 JOSEPH CARRABBA President and Chief Executive Officer LAURIE BRLAS Senior Vice President—CFO and Treasurer